UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐                 Preliminary Proxy Statement

☐                 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐                 Definitive Proxy Statement

☒               Definitive Additional Materials

☐                 Soliciting Material Pursuant to §240.14a-12

STRATEGIC REALTY TRUST, INC.

(Name of the Registrant as Specified In Its Charter)

DIANNE COSTA

JEROME HAGLEY

MICHAEL KARAS

MARSHALL KARR

TODD SPITZER

ANTHONY THOMPSON

TINA ALDATZ

BERNECE DAVIS

ROBERT HOH

JAMES RONALD KING SR.

DAVID LARSEN

JOHN SKEFFINGTON

SHARON THOMPSON

CENTAURUS FINANCIAL INC.

THOMPSON NATIONAL PROPERTIES, LLC

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒               No fee required.

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☐                 Fee paid previously with preliminary materials.

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This filing contains (i) a fact check released by the SRT Shareholders Coalition on November 26, 2013 and (ii) an email from the SRT Shareholders Coalition regarding a stockholder conference call to be held November 27, 2013.

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 FACT CHECK: SRT Shareholders Coalition Examines Andy Batinovich’s Fictitious Claims

*ATTN SHAREHOLDERS: RETURN THE ORANGE BALLOT FOR A FAIR SHAREHOLDERS MEETING*
FOR MORE INFO VISIT WWW.PROTECTOURINVESTMENT.ORG

BATINOVICH’S FICTITIOUS CLAIMS		THE FACTS
o	Batinovich Claim: The SRT Shareholders Coalition is “Tony’s friends who want to bring him back in”.	✓

FACT: The SRT Shareholders Coalition was formed by an independent group of shareholders representing millions of dollars of shares who are concerned about protecting your investment. They believe it’s important to replace the current board of directors and managers who have enriched themselves with big pay increases at shareholder expense. The coalition proxy statement calls for the removal of the entire board of directors and Mr. Thompson will resign after the Coalition’s nominees have been elected.

o	Batinovich Claim: A shareholders meeting is scheduled for January 10, 2014 and there is no need for a special meeting.	✓

FACT: Batinovich, Levin, Maier and Rogers only called a long overdue annual meeting once the shareholders coalition publicly demanded one. There is no guarantee that they will not postpone the meeting. Signing and returning the Orange Ballot will protect the shareholders’ right to an open meeting and a fair election by ensuring one happens.

o	Batinovich Claim: Changing the bylaws to prevent an unwanted takeover protects shareholders.	✓

FACT: We believe that Batinovich, Levin, Maier and Rogers conspired to change the SRT bylaws only to protect themselves, not shareholders, once the facts began to surface regarding their big compensation packages and mishandling of the SRT properties. In our view, they were afraid their own records would not stand with shareholders.

o	Batinovich Claim: A Special Meeting is causing uncertainty.	✓

FACT: A regular stockholder meeting is critical to ensuring transparent, accountable and competent leadership is at the helm of your investment. Any party who attempts to block a fair election vote and avoid a shareholder performance review knows their record won’t pass muster.

o	Batinovich Claim: Citing independent appraisals, like the one that valued Lahaina Gateway Center at $37 million, is a simplistic way of doing real estate that will get you in trouble.	✓

FACT: Lahaina Gateway Center met a tried and true investment criteria used to assess properties for acquisition by being purchased 1) significantly below replacement cost (Purchase Price: $31M, Lender Appraisal: $37M, and Total Development Cost $65M+), 2) in the path of growth, and, 3) with a value add component.

The SRT Shareholders Coalition (the “Coalition”) has filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the Coalition’s solicitation of written requests to call a special meeting of the shareholders of SRT.  SRT shareholders should read the Coalition’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain important information.

This is not a solicitation of proxies for the annual meeting, and stockholders are not being asked to provide proxies for the annual meeting to the Coalition at this time. In connection with its solicitation of proxies for the SRT annual meeting, the Coalition has filed a preliminary proxy statement with the SEC to solicit proxies with respect to the annual meeting.  Investors and security holders are urged to read the preliminary solicitation statement in its entirety, and the definitive proxy statement and other relevant documents when they become available, because they will contain important information regarding the solicitation.

Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of written requests to call a special meeting or the solicitation of proxies for the annual meeting are included in the Coalition’s proxy materials filed with the SEC.  The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov

The following persons are participants in connection with the solicitations:  Dianne Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Tina Aldatz, Bernece Davis, Robert Hoh, James Ronald King Sr., David Larsen, John Skeffington, Anthony Thompson, Sharon Thompson, Centaurus Financial Inc. and Thompson National Properties, LLC.

SRT Shareholders Update

Conference Call

The SRT Shareholders Coalition will host a conference call for SRT shareholders to provide the latest update on the effort to protect the SRT investment.

Ron King, Member, SRT Shareholders Coalition

Todd Spitzer, Independent Director Nominee, SRT Shareholders Coalition

Other SRT Shareholders Coalition Members

WHEN:	Wednesday, November 27, 2013
11:30am PST/1:30pm CST/2:30pm EST

DIAL-IN:	Telephone Number: 760-569-7171, Passcode: 823723

*If you have any questions, please contact the SRT Shareholders Coalition at 800-401-7905 or email info@protectourinvestment.org.

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Important Additional Information Regarding the Solicitation

The SRT Shareholders Coalition (the “Coalition”) has filed a definitive proxy statement and related materials with the Securities and Exchange Commission (“SEC”) in connection with the Coalition’s solicitation of written requests to call a special meeting of the shareholders of SRT.  SRT shareholders should read the Coalition’s definitive proxy statement and its other publicly-filed proxy materials as they become available, because they contain important information.  Information regarding the direct and indirect interests of the Coalition and each other participant in the solicitation of proxies by the Coalition are included in the Coalition’s proxy materials filed with the SEC.  The Coalition’s proxy materials and other SEC filings may be accessed without charge at the SEC’s website at www.sec.gov

The following persons are participants in connection with the solicitation:  Dianne Costa, Jerome Hagley, Michael Karas, Marshall Karr, Todd Spitzer, Anthony Thompson, Tina Aldatz, Bernece Davis, Robert Hoh, James Ronald King Sr., David Larsen, John Skeffington, Sharon Thompson, Centaurus Financial Inc. and Thompson National Properties, LLC.

SRT Shareholders Coalition

2300 E. Katella Ave., Suite 235

Anaheim, CA 92806

800-401-7905

www.protectourinvestment.org

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